The instructions accompanying this Letter of Acceptance and Transmittal should be read carefully before this Letter of Acceptance and Transmittal is completed. The Depositary, the Dealer Manager, the Information Agent or your broker or other financial advisor can assist you in completing this Letter of Acceptance and Transmittal (see back page of this document for addresses and telephone numbers).

                      LETTER OF ACCEPTANCE AND TRANSMITTAL
                    FOR CLASS B RESTRICTED VOTING SHARES OF

                      ROGERS WIRELESS COMMUNICATIONS INC.
                PURSUANT TO THE OFFER DATED NOVEMBER 24, 2004 OF

                           ROGERS COMMUNICATIONS INC.
                                      AND
                             RWCI ACQUISITION INC.

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL MIDNIGHT (LOCAL TIME) ON DECEMBER 30, 2004 (THE "EXPIRY TIME"), UNLESS THE OFFER IS EXTENDED OR WITHDRAWN.

     This Letter of Acceptance and Transmittal (or a facsimile thereof), properly completed and duly executed, together with all other required documents, must accompany share certificates for Class B Restricted Voting Shares ("RWCI Restricted Voting Shares") of Rogers Wireless Communications Inc. (the "Corporation") deposited pursuant to the offer (the "Offer") dated November 24, 2004, made by Rogers Communications Inc. ("RCI") and its wholly-owned subsidiary RWCI Acquisition Inc. ("RCI Subco" and together with RCI, the "Offerors") to holders of RWCI Restricted Voting Shares. All such documents must be actually delivered to the Depositary at or before the Expiry Time.

     The terms and conditions of the Offer are incorporated by reference in this Letter of Acceptance and Transmittal. Capitalized terms used but not defined in this Letter of Acceptance and Transmittal which are defined in the Offer to Purchase (the "Offer to Purchase") and accompanying Circular (together, the "Offer to Purchase and Circular") dated November 24, 2004, have the respective meanings ascribed to them in the Offer to Purchase and Circular.

     Holders of RWCI Restricted Voting Shares who wish to deposit RWCI Restricted Voting Shares but whose certificates for such RWCI Restricted Voting Shares are not immediately available or who cannot deliver all other required documents to the Depositary by the Expiry Time may deposit their RWCI Restricted Voting Shares in accordance with the guaranteed delivery procedure described in
Section 3 of the Offer to Purchase, "Manner of Acceptance -- Guaranteed Delivery". See Instruction 2 herein, "Procedure for Guaranteed Delivery".

     DELIVERY OF THIS LETTER OF ACCEPTANCE AND TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND IF YOU ARE A U.S. SHAREHOLDER, YOU MUST ALSO COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     TO: ROGERS COMMUNICATIONS INC. OR RWCI ACQUISITION INC., AS APPLICABLE

     AND TO: COMPUTERSHARE INVESTOR SERVICES INC. (THE "DEPOSITARY"), AT ITS
             OFFICES SET OUT HEREIN

     The undersigned delivers to you the enclosed certificate(s) for RWCI Restricted Voting Shares and, subject only to the provisions of the Offer regarding withdrawal, irrevocably accepts the Offer for such RWCI Restricted Voting Shares and hereby assigns all right, title and interest therein to the purchasing Offeror as provided herein. The following are the details of the enclosed certificate(s):

------------------------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF RWCI RESTRICTED VOTING SHARES DEPOSITED
------------------------------------------------------------------------------------------------------------------------------
                                                                                     NUMBER OF RWCI
                                                                                   RESTRICTED VOTING        NUMBER OF RWCI
                         NAME(S) AND ADDRESS(ES) OF HOLDER(S) (PLEASE FILL IN    SHARES REPRESENTED BY    RESTRICTED VOTING
CERTIFICATE NUMBER(S)       EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))           CERTIFICATE         SHARES DEPOSITED*
------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------




                                               TOTAL:
                                                                                  ------------------------------------------

  (If space is insufficient, please attach a list to this Letter of Acceptance and Transmittal in the above form.)
------------------------------------------------------------------------------------------------------------------------------

  * Unless otherwise indicated, all RWCI Restricted Voting Shares evidenced by any certificate(s) submitted to the Depositary will be deemed to have been deposited under the Offer. See Instruction 7, "Partial Deposits".
------------------------------------------------------------------------------------------------------------------------------

     The undersigned hereby acknowledges receipt of the Offer to Purchase and Circular and represents and warrants that: (i) the undersigned has full power and authority to deposit, sell, assign and transfer the RWCI Restricted Voting Shares covered by this Letter of Acceptance and Transmittal (the "Deposited Shares") being deposited; (ii) the undersigned or the Person on whose behalf the Deposited Shares are being deposited owns the Deposited Shares that are being deposited; (iii) the Deposited Shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Shares, to any other Person; (iv) the deposit of the Deposited Shares complies with applicable laws; and (v) when the Deposited Shares are taken up and paid for by the purchasing Offeror, such Offeror will acquire good title thereof, free and clear of all liens, restrictions, charges, encumbrances, claims, adverse interests and rights of others. The acceptance of the Offer pursuant to the procedures set forth herein shall constitute a binding agreement between the depositing holder of RWCI Restricted Voting Shares and the purchasing Offeror in accordance with the terms and conditions of the Offer.

     The undersigned acknowledges that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any RWCI Restricted Voting Shares deposited pursuant to the Offer and of any notice of withdrawal shall be determined by the Offerors in their sole discretion and that such determination shall be final and binding. The undersigned acknowledges that there is no duty or obligation upon the Offerors, the Depositary or any other person to give notice of any defect or irregularity in any deposit or notice of withdrawal and no liability will be incurred by any of them for failure to give any such notice.

     The undersigned recognizes that, under the circumstances set forth in
Section 4 of the Offer to Purchase, "Conditions of the Offer", the Offerors may not be required to accept for payment any of the RWCI Restricted Voting Shares deposited hereby. The undersigned acknowledges that such conditions are for the exclusive benefit of the Offerors and may be asserted by the Offerors regardless of the circumstances giving rise to such assertion, including any action or inaction by the Offerors or may be waived by the Offerors in whole or in part, at any time and from time to time, prior to the Expiry Time without prejudice to any other rights which the Offerors may have.

     IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Acceptance and Transmittal, subject only to the provisions of the Offer to Purchase regarding withdrawal rights, the undersigned irrevocably accepts the Offer for and in respect of the Deposited Shares and delivers to you the enclosed RWCI Restricted Voting Share certificate(s) representing the Deposited Shares and, on and subject to the terms and conditions of the Offer to Purchase, deposits, sells, assigns and transfers to the purchasing Offeror as provided herein all right, title and interest in and to the Deposited Shares, and in and to all rights and benefits arising from the Deposited Shares.

     If the undersigned's RWCI Restricted Voting Share certificates are not immediately available, or the undersigned cannot deliver its RWCI Restricted Voting Share certificates and all other required documents to the Depositary by the Expiry Time, the undersigned must deliver its RWCI Restricted Voting Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase, "Manner of Acceptance -- Guaranteed Delivery".

     The undersigned irrevocably appoints each officer of the Depositary and each officer of the purchasing Offeror and any other Person designated by such Offeror in writing, as the true and lawful agents, attorneys and attorneys-in-fact and proxies of the undersigned with respect to RWCI Restricted Voting Shares registered in the name of the holder on the share register of the Corporation and deposited pursuant to the Offer and purchased by an Offeror (the "Purchased Securities").

     The power of attorney granted under this Letter of Acceptance and Transmittal shall be effective on and after the date that the purchasing Offeror takes up and pays for Purchased Securities (the "Effective Date"), with full power of substitution and resubstitution in the name of and on behalf of the undersigned (such power of attorney, coupled with an interest, being irrevocable) to: (i) register or record the transfer of Purchased Securities on the share register of the Corporation; (ii) execute and deliver, as and when requested by the purchasing Offeror, any instruments of proxy, authorization or consent in form and on terms satisfactory to the Corporation in respect of such Purchased Securities, revoke any such instrument, authorization or consent or designate in such instrument, authorization or consent any Person or Persons as the proxy of such holder in respect of the Purchased Securities for all purposes, including in connection with any meeting (whether annual, special or otherwise or any adjournment thereof) of holders of the relevant securities of the Corporation; and (iii) exercise any rights of the undersigned with respect to such Purchased Securities all as set forth in this Letter of Acceptance and Transmittal.

     The undersigned also agrees, effective on and after the Effective Date, not to vote any of the Purchased Securities at any meeting (whether annual, special or otherwise or any adjournment thereof) of holders of RWCI Restricted Voting Shares and not to exercise any or all of the other rights or privileges attached to the Purchased Securities and agrees to execute and deliver to the purchasing Offeror any and all instruments of proxy, authorizations or consents, in form and on terms satisfactory to such Offeror, in respect of all or any of the Purchased Securities, and to designate in such instruments of proxy the Person or Persons specified by such Offeror as the proxy or the proxy nominee or nominees of the holder in respect of the Purchased Securities. Upon such appointment, all prior proxies given by the holder of such Purchased Securities with respect thereto shall be revoked and no subsequent proxies may be given by such Person with respect thereto.

     The undersigned covenants and agrees to execute, upon request of the purchasing Offeror, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Purchased Securities to such Offeror and acknowledges that all authority therein conferred or agreed to be conferred may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned therein shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     NO FRACTIONAL RCI NON-VOTING SHARES SHALL BE ISSUED PURSUANT TO THE OFFER. IN LIEU OF A FRACTIONAL RCI NON-VOTING SHARE, A SHAREHOLDER ACCEPTING THE OFFER WILL RECEIVE A CASH PAYMENT DETERMINED BASED ON A PRICE OF $28.70 PER RCI NON-VOTING SHARE.

     The undersigned instructs the purchasing Offeror and the Depositary, upon such Offeror taking up the Deposited Shares, to issue or cause to be issued, and representing the Offer Consideration to which the undersigned is entitled, share certificate(s) representing the RCI Non-Voting Shares issued in exchange for Deposited Shares and a cheque (in lieu of fractional shares), if applicable, and to mail such certificates and cheque, if applicable, by first class mail, postage prepaid, or to hold such cheque, if any, for pick-up, in accordance with the instructions given below. All amounts payable by an Offeror for fractional shares will be in Canadian currency. Should any Deposited Shares not be purchased, the deposited certificates and other relevant documents shall be returned promptly in accordance with the instructions in the preceding sentence. The undersigned acknowledges that the Offerors have no obligation pursuant to the instructions given below to transfer any Deposited Shares from the name of the registered holder thereof if an Offeror does not purchase any of the Deposited Shares.

     By reason of the use by the undersigned of an English language form of Letter of Acceptance and Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Acceptance and Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'usage d'une lettre d'envoi en langue anglaise par le soussigne, le soussigne et les destinataires sont reputes avoir requis que tout contrat atteste par les offres acceptees par cette lettre d'acceptation et d'envoi, de m( 7/8)eme que tous les documents qui s'y rapportent, soient rediges exclusivement en langue anglaise.

                                   IMPORTANT:

        HOLDERS OF RWCI RESTRICTED VOTING SHARES: SIGN HERE AND COMPLETE THIS SECTION IF YOU WISH TO DEPOSIT YOUR RWCI RESTRICTED VOTING
                                    SHARES.

Dated: ------------------------------------------------------------------, 2004

--------------------------------------------------------------------------------
       SIGNATURE OF HOLDER OF RWCI RESTRICTED VOTING SHARES OR AUTHORIZED
                               REPRESENTATIVE --
                            SEE INSTRUCTIONS 3 AND 5

--------------------------------------------------------------------------------
                NAME OF HOLDER OF RWCI RESTRICTED VOTING SHARES
                             (PLEASE PRINT OR TYPE)

--------------------------------------------------------------------------------
                NAME OF AUTHORIZED REPRESENTATIVE, IF APPLICABLE
                             (PLEASE PRINT OR TYPE)

--------------------------------------------------------------------------------
      DAYTIME TELEPHONE NUMBER OF HOLDER OF RWCI RESTRICTED VOTING SHARES
                          OR AUTHORIZED REPRESENTATIVE

--------------------------------------------------------------------------------
      DAYTIME FACSIMILE NUMBER OF HOLDER OF RWCI RESTRICTED VOTING SHARES
                          OR AUTHORIZED REPRESENTATIVE

--------------------------------------------------------------------------------
                    TAX IDENTIFICATION, SOCIAL INSURANCE OR
       SOCIAL SECURITY NUMBER OF HOLDER OF RWCI RESTRICTED VOTING SHARES

          COMPLETE THE FOLLOWING SIGNATURE GUARANTEE ONLY IF REQUIRED
                           UNDER INSTRUCTION 4 BELOW:

           Signature guaranteed by (if required under Instruction 4):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       AUTHORIZED SIGNATURE OF GUARANTOR

--------------------------------------------------------------------------------
                    NAME OF GUARANTOR (PLEASE PRINT OR TYPE)

--------------------------------------------------------------------------------
                  ADDRESS OF GUARANTOR (PLEASE PRINT OR TYPE)

           ELIGIBILITY TO TENDER RWCI RESTRICTED VOTING SHARES TO RCI

You must complete the following if you are an Eligible Holder and wish to tender your RWCI Restricted Voting Shares to RCI. An "Eligible Holder" is a Shareholder who is (a) a resident of Canada for the purposes of the Income Tax Act (Canada), as amended ("Tax Act"), holds RWCI Restricted Voting Shares as capital property and is not exempt from tax on income under the Tax Act, or (b) a non-resident of Canada for the purposes of the Tax Act whose RWCI Restricted Voting Shares constitute "taxable Canadian property" (as defined by the Tax Act) and who is not exempt from Canadian tax in respect of any capital gain realized on the disposition of RWCI Restricted Voting Shares by reason of an exemption contained in an applicable income tax treaty, or (c) a partnership if one or more members of the partnership are described in (a) or (b);

I hereby certify that (i) I am an Eligible Holder and (ii) I am tendering RWCI Restricted Voting Shares to RCI for purposes of achieving a tax-deferred rollover.

I agree, at the request of RCI, to co-operate in good faith with RCI in connection with the preparation, filing and execution of any documents required pursuant to an election under subsection 85(1) of the Tax Act (this election may benefit RCI, and would provide Shareholders with the ability to make the exchange of RWCI Restricted Voting Shares for RCI Non-Voting Shares on the same tax-deferred rollover basis as described in the Circular).

Dated this   day of           , 2004.
                                         ---------------------------------------
                                         Signature of holder of RWCI Restricted
                                         Voting Shares or Authorized
                                         Representative -- see Instructions 3
                                         and 5

You should refer to "Material Canadian Federal Income Tax Considerations" and "Material United States Federal Income Tax Considerations" in the Circular before completing this section.

ELIGIBLE HOLDERS WHO DO NOT SEEK A TAX-DEFERRED ROLLOVER SHOULD NOT COMPLETE THE FOREGOING CERTIFICATE. SHAREHOLDERS WHO DO NOT COMPLETE THE CERTIFICATE WILL BE DEEMED TO HAVE TENDERED THEIR SHARES TO RCI SUBCO.

                                    BLOCK A

                     REGISTRATION AND PAYMENT INSTRUCTIONS

                    CERTIFICATE/ISSUE CHEQUE IN THE NAME OF:

                             (please print or type)

--------------------------------------------------------------------------------
                                     (NAME)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (STREET ADDRESS AND NUMBER)

--------------------------------------------------------------------------------
                          (CITY AND PROVINCE OR STATE)

--------------------------------------------------------------------------------
                    (COUNTRY AND POSTAL CODE (OR ZIP) CODE)

--------------------------------------------------------------------------------
                         (TELEPHONE -- BUSINESS HOURS)

--------------------------------------------------------------------------------
                    (TAX IDENTIFICATION, SOCIAL INSURANCE OR
                            SOCIAL SECURITY NUMBER)

              (U.S. SHAREHOLDERS SEE FORM W-9 AND INSTRUCTION 10)

                                    BLOCK B

                             DELIVERY INSTRUCTIONS

                         (Unless Block "C" is checked)

                          SEND CERTIFICATE/CHEQUE TO:

                             (please print or type)

--------------------------------------------------------------------------------
                                     (NAME)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (STREET ADDRESS AND NUMBER)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (CITY AND PROVINCE OR STATE)

--------------------------------------------------------------------------------
                    (COUNTRY AND POSTAL CODE (OR ZIP) CODE)

              (U.S. SHAREHOLDERS SEE FORM W-9 AND INSTRUCTION 10)

                                    BLOCK C

[ ] HOLD CHEQUE FOR PICK-UP AT THE OFFICES OF THE DEPOSITARY WHERE THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IS DEPOSITED. (Check box)

                                    BLOCK D

[ ] CHECK HERE IF RWCI RESTRICTED VOTING SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING: (please print or type)

Name of Registered Holder: ---------- Date of Execution of Notice: ----------

Window Ticket Number (if any)
                              --------------------------------------------------

Name of Institution which Guaranteed Delivery
                                             -----------------------------------

                                    BLOCK E

              DEALER OR BROKER SOLICITING ACCEPTANCE OF THE OFFER

                              (See Instruction 8)

  The owner signing above represents that the member of the Soliciting Dealer
                            Group who solicited and
                obtained this deposit is: (please print or type)

   -------------------------        -------------------------        -------------------------
             (FIRM)                (REGISTERED REPRESENTATIVE)           (TELEPHONE NUMBER)



   -------------------------        -------------------------
           (ADDRESS)                          (FAX)

[ ]  CHECK HERE IF LIST OF BENEFICIAL HOLDERS IS ATTACHED

[ ]  CHECK HERE IF DISKETTE TO FOLLOW

                              SUBSTITUTE FORM W-9

                  TO BE COMPLETED BY U.S. SECURITYHOLDERS ONLY
                              (SEE INSTRUCTION 10)

--------------------------------------------------------------------------------------------------------------------------
                                                      PAYOR'S NAME:
--------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                   PART I -- PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT                 TIN:
  FORM W-9                     AND CERTIFY BY SIGNING AND DATING BELOW.                        -----------------------
                                                                                               SOCIAL SECURITY NUMBER
                                                                                             OR   -----------------------
                                                                                           EMPLOYER IDENTIFICATION NUMBER
                             ---------------------------------------------------------------------------------------------
                               PART II -- For Payees exempt from backup withholding, see the enclosed Guidelines for
                               Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.
                               -------------------------------------------------------------------------------------------
  PAYOR'S REQUEST FOR          PART III -- Certification -- Under penalties of perjury, I certify that:
  TAXPAYER IDENTIFICATION
      NUMBER ("TIN") AND       (1) The number shown on this form is my correct TIN (or I am waiting for a number to be
      CERTIFICATION            issued to me); and
                               (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service ('IRS') that I am subject to backup withholding as a result of a failure to report all interest or dividends or
                                   (c) the IRS has notified me that I am no longer subject to backup withholding; and
                               (3) I am a U.S. person (including a U.S. resident alien).
                               -------------------------------------------------------------------------------------------
                               SIGNATURE: --------------------------------------                          DATE: ----------
--------------------------------------------------------------------------------------------------------------------------
   CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ALL REPORTABLE PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, a portion of all reportable payments made to me will be withheld.

Signature: ------------------------------ Date: -------------------------

                                  INSTRUCTIONS

1.  USE OF LETTER OF ACCEPTANCE AND TRANSMITTAL

     (a) This Letter of Acceptance and Transmittal (or a manually signed facsimile thereof) together with accompanying certificates representing the Deposited Shares and all other documents required by the terms of the Offer to Purchase and this Letter of Acceptance and Transmittal must be physically received by the Depositary at any of the offices specified on the back cover page by the Expiry Time, unless the Offer in respect of the RWCI Restricted Voting Shares is extended or unless the procedure for guaranteed delivery set out in Instruction 2 below is used.

     (b) THE METHOD USED TO DELIVER THIS LETTER OF ACCEPTANCE AND TRANSMITTAL AND ANY ACCOMPANYING CERTIFICATES REPRESENTING RWCI RESTRICTED VOTING SHARES IS AT THE OPTION AND RISK OF THE HOLDER, AND DELIVERY WILL BE DEEMED EFFECTIVE ONLY WHEN SUCH DOCUMENTS ARE ACTUALLY RECEIVED BY THE DEPOSITARY. THE OFFERORS RECOMMEND THAT THE NECESSARY DOCUMENTATION BE HAND DELIVERED TO THE DEPOSITARY AT ANY OF ITS OFFICES SPECIFIED BELOW, AND A RECEIPT OBTAINED; OTHERWISE THE USE OF REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. HOLDERS OF RWCI RESTRICTED VOTING SHARES WHOSE RWCI RESTRICTED VOTING SHARES ARE REGISTERED IN THE NAME OF A BROKER, DEALER, BANK, TRUST COMPANY OR OTHER NOMINEE SHOULD CONTACT THAT NOMINEE FOR ASSISTANCE IN DEPOSITING THOSE RWCI RESTRICTED VOTING SHARES.

2.  PROCEDURE FOR GUARANTEED DELIVERY

     If a holder of RWCI Restricted Voting Shares wishes to deposit such RWCI Restricted Voting Shares pursuant to the Offer and certificates for such RWCI Restricted Voting Shares are not immediately available or the holder cannot deliver all other required documents to the Depositary by the Expiry Time, those RWCI Restricted Voting Shares may nevertheless be deposited under the Offer provided that all of the following conditions are met:

     (a) the deposit is made by or through an Eligible Institution (as defined below);

     (b) a Notice of Guaranteed Delivery (which is printed on green paper) in the form accompanying the Offer to Purchase and Circular or a facsimile thereof, properly completed and duly executed, including a guarantee by an Eligible Institution in the form specified in the Notice of Guaranteed Delivery, is received by the Depositary at the applicable addresses set out in the Notice of Guaranteed Delivery by the Expiry Time; and

     (c) the certificate(s) representing the deposited RWCI Restricted Voting Shares in proper form for transfer, together with this Letter of Acceptance and Transmittal (or a facsimile hereof), properly completed and duly executed with any required signature guarantees, covering the deposited RWCI Restricted Voting Shares and all other documents required by this Letter of Acceptance and Transmittal, are received by the Depositary at the applicable address specified in the Notice of Guaranteed Delivery before 5:00 p.m., Toronto time, on the third trading day on the TSX after the Expiry Time.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Depositary at the applicable addresses set out in the Notice of Guaranteed Delivery and must include a guarantee by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery. DELIVERY OF THE NOTICE OF GUARANTEED DELIVERY AND THIS LETTER OF ACCEPTANCE AND TRANSMITTAL AND ACCOMPANYING RWCI RESTRICTED VOTING SHARE CERTIFICATES TO ANY OFFICE OTHER THAN SUCH OFFICES OF THE DEPOSITARY DOES NOT CONSTITUTE DELIVERY FOR PURPOSES OF SATISFYING A GUARANTEED DELIVERY.

     An "Eligible Institution" means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program
(SEMP), a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "Eligible Guarantor Institution", as such term is defined in Rule 17Ad-15 of the Exchange Act.

3.  SIGNATURES

     This Letter of Acceptance and Transmittal must be completed and signed by the registered holder of Deposited Shares accepting the Offer described above or by such holder's duly authorized representative (in accordance with Instruction
5).

     (a) If this Letter of Acceptance and Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Acceptance and Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If any of the RWCI Restricted Voting Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Acceptance and Transmittal.

     (b) If this Letter of Acceptance and Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if payment is to be issued in the name of a person other than the registered owner(s):

        (i) such deposited certificate(s) must be endorsed or accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

        (ii) the signature(s) on such endorsement or power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4 below.

4.  GUARANTEE OF SIGNATURES

     If this Letter of Acceptance and Transmittal is signed by a person other than the registered owner(s) of the Deposited Shares, or if Deposited Shares not purchased are to be returned to a person other than such registered owner(s) or sent to an address other than the address of the registered owner(s) as shown on the register of the Corporation or if payment is to be issued in the name of a person other than the registered owner(s) of the Deposited Shares, such signature must be guaranteed by an Eligible Institution in the space provided on the signature page, or in some other manner acceptable to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

5.  FIDUCIARIES, REPRESENTATIVES AND AUTHORIZATIONS

     Where this Letter of Acceptance and Transmittal is executed by a person acting as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Acceptance and Transmittal must be accompanied by satisfactory evidence of the authority to act. The Offerors or the Depositary, at their discretion, may require additional evidence of authority or additional documentation.

6.  SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS

     If share certificate(s) and/or any cheque(s) to which the registered owner(s) of deposited RWCI Restricted Voting Shares is (are) entitled is to be issued in the name of a person other than such registered owner(s), complete Block A on this Letter of Acceptance and Transmittal. If Block A is not completed, such share certificate(s) and/or any cheque(s) will be issued in the name of the registered owner(s).

     If such share certificate(s) and/or any cheque(s) is (are) to be mailed to a person other than the registered owner(s), complete Block B on this Letter of Acceptance and Transmittal. If such share certificate(s) and/or any cheque(s) is
(are) to be held for pick-up at the offices of the Depositary, complete Block C. If neither Block B nor Block C is completed, such share certificate(s) and/or any cheque(s) will be mailed to the address of the registered owner(s) as shown on the registers of the Corporation.

7.  PARTIAL DEPOSITS

     If the registered owner(s) wish(es) to deposit less than the total number of RWCI Restricted Voting Shares evidenced by any certificate submitted, fill in the number of RWCI Restricted Voting Shares to be deposited in the appropriate space on this Letter of Acceptance and Transmittal. In such case, new certificate(s) for the number of RWCI Restricted Voting Shares not deposited will be sent to the registered holder as soon as practicable after the Expiry Time. The total number of RWCI

Restricted Voting Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated.

8.  SOLICITATION

     Identify the dealer or broker, if any, who solicited acceptance of the Offer by completing Block E on this Letter of Acceptance and Transmittal. Present a list of beneficial holders, if applicable.

9.  STOCK TRANSFER TAXES

     Except as otherwise provided in this Instruction 9, the Offerors will pay all stock transfer taxes with respect to the transfer and sale of any RWCI Restricted Voting Shares to them or their order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for RWCI Restricted Voting Shares not deposited or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if deposited certificates for RWCI Restricted Voting Shares are registered in the name of any person other than the person(s) signing this Letter of Acceptance and Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the amount payable, if any, by an Offeror to a Shareholder in lieu of fractional shares or if such amount payable is insufficient, promptly remitted and transferred to the purchasing Offeror, unless evidence satisfactory to such Offeror, in its sole discretion, of the payment of such taxes, or exemption therefrom, is submitted.

10.  BACKUP WITHHOLDING

     Under U.S. Federal income tax law, a Shareholder whose Deposited Shares are accepted for payment is required, unless an exemption applies, to provide the Depositary (as payer) with such Shareholder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 above in order to avoid "backup withholding" of the U.S. Federal income tax on payments of cash pursuant to the Offer. In addition, the Shareholder must certify under penalties of perjury that such TIN is correct and that such Shareholder is not subject to backup withholding. If a tendering Shareholder is subject to backup withholding, such Shareholder must cross out item (2) of the Certification box on the Substitute Form W-9. If such Shareholder is an individual, the TIN is such Shareholder's social security number.

     The tendering Shareholder should indicate in Part III of the Substitute Form W-9 if the tendering Shareholder has not been issued a TIN and has applied for or intends to apply for a TIN in the near future, in which case the tendering Shareholder should complete the Certificate of Awaiting Taxpayer Identification Number above. Notwithstanding that the Shareholder has indicated in Part III that a TIN has been applied for and has completed the Certificate of Awaiting Taxpayer Identification Number, the Depositary will withhold 30% of all cash payments, if any, made pursuant to the Offer until a TIN is provided to the Depositary. However, such amounts will be refunded to such Shareholder if a TIN is provided to the Depositary within 60 days.

     If the Depositary is not provided with the correct TIN or the certifications described above, the Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments of cash to such Shareholder with respect to Deposited Shares purchased pursuant to the Offer may be subject to backup withholding of 30%.

     Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of taxes, a refund can be obtained by filing an income tax return with the IRS.

     The Shareholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Deposited Shares. If the Deposited Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

     Certain Shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Non-corporate non-U.S. Shareholders should complete and sign the main signature form and a Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, signed under penalties of perjury, attesting to that Shareholder's exempt status, in order to avoid backup withholding. A copy of

Form W-8BEN may be obtained from the Information Agent. Exempt Shareholders, other than non-U.S. Shareholders, should furnish their TIN, write "Exempt" in
Part II of the Substitute Form W-9 above, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more instructions.

11.  MISCELLANEOUS

     (a) If the space on this Letter of Acceptance and Transmittal is insufficient to list all certificates for Deposited Shares, additional certificate numbers and number of Deposited Shares may be included on a separate signed list affixed to this Letter of Acceptance and Transmittal.

     (b) If Deposited Shares are registered in different forms (e.g., "John Doe" and "J. Doe"), a separate Letter of Acceptance and Transmittal should be signed for each different registration.

     (c) No alternative, conditional or contingent deposits will be acceptable. All depositing holders of RWCI Restricted Voting Shares by execution of this Letter of Acceptance and Transmittal (or a facsimile hereof) waive any right to receive any notice of the acceptance of Deposited Shares for payment, except as required by applicable law.

     (d) The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each party to any agreement resulting from the acceptance of the Offer unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario.

     (e) The Offerors will not pay any fees or commissions to any broker or dealer or any other Person for soliciting deposits of RWCI Restricted Voting Shares pursuant to the Offer except as otherwise set forth in the Offer to Purchase (other than to the Dealer Manager, the Soliciting Dealers, Information Agent and the Depositary).

     (f) Additional copies of the Offer to Purchase and Circular, this Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery may be obtained from the Depositary at the addresses listed below.

     (g) ANY QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED BY HOLDERS OF SHARES TO THE DEPOSITARY, THE DEALER MANAGER OR THE INFORMATION AGENT AT THEIR RESPECTIVE TELEPHONE NUMBERS AND LOCATIONS SET OUT BELOW. SHAREHOLDERS MAY ALSO CONTACT THEIR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE FOR ASSISTANCE CONCERNING THE OFFER.

     (h) The Offerors reserve the right in their absolute discretion to instruct the Depositary of any defect or irregularity contained in any Letter of Acceptance and Transmittal received.

12.  LOST CERTIFICATES

     If a RWCI Restricted Voting Share certificate has been lost or destroyed, this Letter of Acceptance and Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will forward such letter to the Corporation's registrar and transfer agent so that the transfer agent may provide replacement instructions. If a RWCI Restricted Voting Share certificate has been lost or destroyed, please ensure that you provide your telephone number so that the Depositary or the Corporation's transfer agent may contact you.

     THIS LETTER OF ACCEPTANCE AND TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE (TOGETHER WITH CERTIFICATES FOR RWCI RESTRICTED VOTING SHARES AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY SIGNED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY NO LATER THAN THE EXPIRY TIME.

                IMPORTANT TAX INFORMATION FOR U.S. SHAREHOLDERS

     Purpose of Substitute Form W-9. All Shareholders who are U.S. persons surrendering Deposited Shares pursuant to the Offer should complete and sign the main signature form and the Substitute Form W-9 to provide information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the Offerors and the Depositary). The Shareholder is required to notify the Depositary of such Shareholder's correct taxpayer identification number by completing the form contained herein certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such Shareholder is awaiting a taxpayer identification number).

     What Number to Give the Depositary. The Shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the Deposited Shares. If the Deposited Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                        The Depositary for the Offer is:

                      COMPUTERSHARE INVESTOR SERVICES INC.


                      BY MAIL                               BY REGISTERED MAIL, HAND OR COURIER

                   P.O. Box 7021                                   100 University Avenue
                 31 Adelaide St. E                                       9th Floor
                Toronto, ON M5C 3H2                                 Toronto, ON M5J 2Y1
           Attention: Corporate Actions                        Attention: Corporate Actions

                            Fax Number: 416-981-9663
                           Toll Free: 1-877-982-5008
                       E-Mail: service@computershare.com

                               BY HAND OR COURIER

             Montreal                          Vancouver                           Calgary

   650 de Maisonneuve Blvd West            510 Burrard Street                 Western Gas Tower
            Suite 700                          2nd Floor                Suite 600, 530 8th Avenue S.W.
           Montreal, QC                      Vancouver, BC                       Calgary, AB
             H3A 3T2                            V6C 3B9                            T2P 3S8

                      The Dealer Manager for the Offer is:

                              SCOTIA CAPITAL INC.

                    In Canada:                                     In the United States:

                Scotia Capital Inc.                              Scotia Capital (USA) Inc.
             Scotia Plaza, 66th Floor                          One Liberty Plaza, 25th Floor
                40 King Street West                                    165 Broadway
               Box 4085, Station "A"                                New York, New York
                 Toronto, Ontario                                          10006
                      M5W 2X6

           Canadian Retail Shareholders:                            U.S. Shareholders:
                 Tel: 416-863-7207                          Tel: 1-800-262-4060 or 212-225-6812

       Canadian Institutional Shareholders:
                 Tel: 416-863-2885

                    The Information Agent for the Offer is:

                   GEORGESON SHAREHOLDER COMMUNICATIONS INC.

                           66 Wellington Street West
                             TD Tower - Suite 5210
                            Toronto Dominion Centre
                            Toronto, Ontario M5K 1J3

                NORTH AMERICAN TOLL-FREE NUMBER: 1-877-288-7452

               U.S. Banks and Brokers Call Collect: 212-440-9800

ANY QUESTIONS AND REQUESTS FOR ASSISTANCE MAY BE DIRECTED BY SHAREHOLDERS TO THE DEPOSITARY, DEALER MANAGER OR THE INFORMATION AGENT AT THEIR RESPECTIVE TELEPHONE NUMBERS AND LOCATIONS SET OUT ABOVE.